LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Global Strategic Equity Portfolio

Supplement to Current Prospectus

The following replaces "Lazard Funds Summary Section—Lazard Retirement Global Strategic Equity Portfolio —Management—Portfolio Managers/Analysts" in the prospectus:

Robin O. Jones, portfolio manager/analyst on the Investment Manager's International and Global Strategic Equity teams, will serve from inception.

Mark Little, portfolio manager/analyst on various of the Investment Manager's International and Global Strategic Equity teams, will serve from inception.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager's Global Equity and International Equity teams, will serve from inception.

Jimmie Bork, portfolio manager/analyst on the Investment Manager's Global Equity Income and Global Strategic Equity teams, will serve from inception.

The following supersedes and replaces any contrary information in the section entitled "Lazard Retirement Series Fund Management—Portfolio Management" in the prospectus:

Retirement Global Strategic Equity Portfolio—Robin O. Jones, Mark Little, John R. Reinsberg and Jimmie Bork

The following supplements the information in the section entitled "Lazard Retirement Series Fund Management—Biographical Information of Portfolio Management Team" in the prospectus:

Jimmie Bork, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's Global Equity Income and Global Strategic Equity teams. He joined the Investment Manager in 2016 and has been working in the investment field since 2011. Prior to joining the Investment Manager, Mr. Bork was an Equity Analyst with Legal & General and Credit Suisse.

Dated: August 26, 2020